Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	ARADIGM CORP
Entity Central Index Key	0001013238
Document Type	POS AM
Document Period End Date	Dec 31, 2011
Amendment Flag	true
Amendment Description	On September 1, 2011, the U.S. Securities and Exchange Commission declared effective the registration statement on Form S-1 (the “Registration Statement”) filed by Aradigm Corporation (the “Company”). The Company is filing this post-effective amendment No. 2 to the Registration Statement for the purposes of updating its financial and other disclosures. No additional securities are being registered under this post-effective amendment.
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 2,148	$ 5,295
Short-term investments	6,516	251
Receivables	36	180
Prepaid and other current assets	161	180
Total current assets	8,861	5,906
Property and equipment, net	1,113	1,553
Notes receivable	29	54
Other assets	553	115
Total assets	10,556	7,628
Current liabilities:
Accounts payable	196	257
Accrued clinical and cost of other studies	247	993
Accrued compensation	195	327
Facility lease exit obligation	120	99
Other accrued liabilities	86	450
Total current liabilities	844	2,126
Deferred rent, non-current	132	99
Facility lease exit obligation, non-current	609	729
Other non-current liabilities	75	75
Note payable and accrued interest	8,207
Total liabilities	9,867	3,029
Commitments and contingencies (Note 8)
Shareholders' equity:
Preferred stock, 5,000,000 shares authorized, none outstanding
Common stock, no par value; authorized shares: 213,527,214 at December 31, 2011 and 2010; issued and outstanding shares: 198,831,216 at December 31, 2011; 172,304,235 at December 31, 2010	363,822	358,424
Accumulated other comprehensive income	1
Accumulated deficit	(363,134)	(353,825)
Total shareholders' equity	689	4,599
Total liabilities and shareholders' equity	$ 10,556	$ 7,628

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares outstanding
Common stock, par value
Common stock, shares authorized	213,527,214	213,527,214
Common stock, shares issued	198,831,216	172,304,235
Common stock, shares outstanding	198,831,216	172,304,235

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenue:
Total revenue	$ 791	$ 4,383
Operating expenses:
Research and development	5,007	10,210
General and administrative	4,274	4,485
Restructuring and asset impairment	39	48
Total operating expenses	9,320	14,743
Loss from operations	(8,529)	(10,360)
Interest income	14	20
Interest expense	(798)	(318)
Other income, net	4	844
Gain from extinguishment of debt, net		4,435
Net loss	$ (9,309)	$ (5,379)
Basic and diluted net loss per common share	$ (0.05)	$ (0.04)
Shares used in computing basic and diluted net loss per common share	183,419	128,660

Consolidated Statements of Shareholders' Equity (Deficit) (USD $) In Thousands, except Share data, unless otherwise specified	Total	Common Stock	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit
Balance at Dec. 31, 2009	$ (173)	$ 348,271	$ 2	$ (348,446)
Balance, shares at Dec. 31, 2009		102,381,116
Issuance of common stock in a private offering, net of issuance costs	4,553	4,553
Issuance of common stock in a private offering, net of issuance costs, shares		42,229,726
Issuance of common stock to Novo Nordisk, for extinguishment of debt, net of issuance costs	4,680	4,680
Issuance of common stock to Novo Nordisk, for extinguishment of debt, net of issuance costs, shares		26,000,000
Issuance of common stock under the employee stock purchase plan	61	61
Issuance of common stock under the employee stock purchase plan, shares		498,870
Issuance of restricted stock awards, shares		1,824,523
Stock-based compensation	859	859
Reversal of restricted stock award due to cancellation and forfeiture, shares		(630,000)
Comprehensive loss:
Net loss	(5,379)			(5,379)
Unrealized loss/gain on available-for-sale investments	(2)		(2)
Total comprehensive loss	(5,381)
Balance at Dec. 31, 2010	4,599	358,424		(353,825)
Balance, shares at Dec. 31, 2010		172,304,235
Issuance of common stock in a private offering, net of issuance costs	4,349	4,349
Issuance of common stock in a private offering, net of issuance costs, shares		25,000,000
Issuance of common stock under the employee stock purchase plan	113	113
Issuance of common stock under the employee stock purchase plan, shares		885,533
Issuance of restricted stock awards, shares		1,091,448
Issuance of warrants for common stock	403	403
Stock-based compensation	533	533
Reversal of restricted stock award due to cancellation and forfeiture, shares		(450,000)
Comprehensive loss:
Net loss	(9,309)			(9,309)
Unrealized loss/gain on available-for-sale investments	1		1
Total comprehensive loss	(9,308)
Balance at Dec. 31, 2011	$ 689	$ 363,822	$ 1	$ (363,134)
Balance, shares at Dec. 31, 2011		198,831,216

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net loss	$ (9,309)	$ (5,379)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization and accretion of investments	70	26
Depreciation and amortization	445	606
Stock-based compensation expense	533	859
Amortization of note discount	35
Loss on disposal of property and equipment		11
Gain on extinguishment of debt		(4,526)
Changes in operating assets and liabilities:
Receivables	144	(25)
Prepaid and other current assets	19	148
Other assets	(413)	16
Accounts payable	(61)	(314)
Accrued compensation	(132)	(14)
Accrued liabilities	(1,035)	726
Deferred rent	33	(37)
Facility lease exit obligation	(99)	(263)
Net cash used in operating activities	(9,770)	(8,166)
Cash flows from investing activities:
Capital expenditures	(5)	(5)
Purchases of available-for-sale investments	(9,354)	(521)
Proceeds from maturities of available-for-sale investments	3,020	5,470
Net cash provided by (used in) investing activities	(6,339)	4,944
Cash flows from financing activities:
Proceeds from private offering of common stock, net	4,349	4,553
Proceeds from issuance of common stock to Employee Stock Purchase Plan	113	61
Proceeds from issuance of note payable, gross	8,500
Net cash provided by financing activities	12,962	4,614
Net increase (decrease) in cash and cash equivalents	(3,147)	1,392
Cash and cash equivalents at beginning of year	5,295	3,903
Cash and cash equivalents at end of year	2,148	5,295
Supplemental disclosure of cash flow information:
Cash received for income taxes		(16)
Non cash reduction in note payable from issuance of common stock		4,680
Cash paid for interest	$ 17

Organization and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Organization and Summary of Significant Accounting Policies [Abstract]
Organization and Summary of Significant Accounting Policies

1. Organization and Summary of Significant Accounting Policies

Organization

Aradigm Corporation (the “Company”) is a California corporation, incorporated in 1991, focused on the development and commercialization of drugs delivered by inhalation for the prevention and treatment of severe respiratory diseases. The Company’s principal activities to date have included conducting research and development and developing collaborations. Management does not anticipate receiving revenues from the sale of any of its products in the upcoming year, except for the royalty revenue from Zogenix. The Company operates as a single operating segment.

Basis of Presentation and Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

Liquidity and Financial Condition

The Company has incurred significant operating losses and negative cash flows from operations. At December 31, 2011, the Company had an accumulated deficit of $363.1 million, working capital of $8.0 million and shareholders’ equity of $0.7 million. During 2011, the Company entered into two financing agreements which have provided capital to fund operations. The first agreement was a royalty financing under the terms of which the Company received a loan of $8.5 million, less fees and expenses; the loan will be repaid by the royalties payable from Zogenix, Inc. The second agreement was for the sale of 25 million shares of common stock in a private placement for net proceeds of $4.4 million.

Management believes that the cash resources as of December 31, 2011 are sufficient to meet its obligations through at least the fourth quarter of 2012 since the Company continues to defer certain discretionary activities. The Company will require additional capital to fund its drug development and operating activities and is currently seeking additional financing, which may include a collaborative arrangement, an equity offering, or sale or licensing of non-core assets, in order to continue such activities. If the Company is unable to complete such a transaction or is unable to obtain sufficient financing on acceptable terms or otherwise, the Company may be required to further reduce, defer or discontinue its activities or may not be able to continue as a going concern.

Use of Estimates

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include useful lives for property and equipment and related depreciation calculations, assumptions for valuing options and warrants, and income taxes. Actual results could differ from these estimates.

Cash Equivalents

All highly liquid investments with maturities of three months or less at the time of purchase are classified as cash equivalents.

Investments

Management determines the appropriate classification of the Company’s marketable securities, which consist solely of debt securities, at the time of purchase. All marketable securities are classified as available-for-sale, carried at estimated fair value and reported in short-term investments. Unrealized gains and losses on available-for-sale securities are excluded from earnings and losses and are reported as a separate component in the statement of shareholders’ equity (deficit) until realized. Fair values of investments are based on quoted market prices where available. Investment income is recognized when earned and includes interest, dividends, amortization of purchase premiums and discounts and realized gains and losses on sales of securities. The cost of securities sold is based on the specific identification method. The Company regularly reviews all of its investments for other-than-temporary declines in fair value. When the Company determines that the decline in fair value of an investment below the Company’s accounting basis is other-than-temporary, the Company reduces the carrying value of the securities held and records a loss in the amount of any such decline. No such reductions have been required during any of the periods presented.

Property and Equipment

The Company records property and equipment at cost and calculates depreciation using the straight-line method over the estimated useful lives of the respective assets. Machinery and equipment includes external costs incurred for validation of the equipment. The Company does not capitalize internal validation expense. Computer equipment and software includes capitalized computer software. All of the Company’s capitalized software is purchased; the Company has not internally developed computer software. Leasehold improvements are depreciated over the shorter of the term of the lease or useful life of the improvement.

The estimated useful lives of property and equipment are as follows:

Computer equipment and software	3 to 5 years
Furniture and fixtures	5 to 7 years
Lab equipment	5 to 7 years
Machinery and equipment	5 years
Leasehold improvements	5 to 17 years

Impairment of Long-Lived Assets

In accordance with Accounting Standards Codification (“ASC”) 360-10, Property Plant and Equipment—Overall, the Company reviews for impairment whenever events or changes in circumstances indicate that the carrying amount of property and equipment may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. In the event that such cash flows are not expected to be sufficient to recover the carrying amount of the assets, the assets are written down to their estimated fair values and the loss is recognized in the statements of operations.

Accounting for Costs Associated with Exit or Disposal Activities

In accordance with ASC 420, Exit or Disposal Activities the Company recognizes a liability for the cost associated with an exit or disposal activity that is measured initially at its fair value in the period in which the liability is incurred. The Company accounted for the partial sublease of its headquarters building as an exit activity and recorded the sublease loss in its statement of operations (see Note 5).

According to ASC 420, costs to terminate an operating lease or other contracts are (a) costs to terminate the contract before the end of its term or (b) costs that will continue to be incurred under the contract for its remaining term without economic benefit to the entity. In periods subsequent to initial measurement, changes to the liability are measured using the risk-free rate that was used to measure the liability initially.

Revenue Recognition

Contract revenues consist of revenues from grants, collaboration agreements and feasibility studies. The Company recognizes revenue under the provisions of the Securities and Exchange Commission issued Staff Accounting Bulletin 104, Topic 13, Revenue Recognition Revised and Updated (“SAB Topic 13”) and ASC 605-25, Revenue Recognition-Multiple Elements. Revenue for arrangements not having multiple deliverables, as outlined in ASC 605-25, is recognized once costs are incurred and collectability is reasonably assured.

In accordance with contract terms, milestone payments from collaborative research agreements are considered reimbursements for costs incurred under the agreements and, accordingly, are recognized as revenue either upon completion of the milestone effort, when payments are contingent upon completion of the effort, or are based on actual efforts expended over the remaining term of the agreement when payments precede the required efforts. Refundable development payments are deferred until specific performance criteria are achieved. Refundable development payments are generally not refundable once specific performance criteria are achieved and accepted.

Collaborative license and development agreements that require the Company to provide multiple deliverables, such as a license, research and product steering committee services and other performance obligations, are accounted for in accordance with ASC 605-25. Under ASC 605-25, delivered items are evaluated to determine whether such items have value to the Company’s collaborators on a stand-alone basis and whether objective reliable evidence of fair value of the undelivered items exists. Deliverables that meet these criteria are considered a separate unit of accounting. Deliverables that do not meet these criteria are combined and accounted for as a single unit of accounting. The appropriate revenue recognition criteria are identified and applied to each separate unit of accounting.

Research and Development

Research and development expenses consist of costs incurred for company-sponsored, collaborative and contracted research and development activities. These costs include direct and research-related overhead expenses. The Company expenses research and development costs as incurred.

Stock-Based Compensation

The Company accounts for share-based payment arrangements in accordance with ASC 718, Compensation-Stock Compensation and ASC 505-50, Equity-Equity Based Payments to Non-Employees which requires the recognition of compensation expense, using a fair-value based method, for all costs related to share-based payments including stock options and restricted stock awards and stock issued under the employee stock purchase plan. These standards require companies to estimate the fair value of share-based payment awards on the date of the grant using an option-pricing model. See Note 9 for further discussion of the Company’s stock-based compensation plans.

Other Income

The Company received notification in October 2010 from the U.S. Internal Revenue Service (IRS) that it was approved to receive three grants in the amount of $244,479 for each qualified investment under which the Company applied for grants. The three projects were: 1) ARD-3150 Liposomal Ciprofloxacin for the Treatment of Non-CF Bronchiectasis, 2) ARD-3100 Liposomal Ciprofloxacin for the Treatment of Non-CF Bronchiectasis and 3) ARD-3100 Liposomal Ciprofloxacin for the Treatment of Cystic Fibrosis. After a determination by U.S. Department of Health and Human Services that all three projects met the definition of a “qualifying therapeutic discovery project”, the IRS approved the award amount totaling $733,437. The qualified investments represent 2009 research and development expenses; there are no future performance obligations related to these grants.

Income Taxes

The Company makes certain estimates and judgments in determining income tax expense for financial statement purposes. These estimates and judgments occur in the calculation of certain tax assets and liabilities, which arise from differences in the timing of the recognition of revenue and expense for tax and financial statement purposes. As part of the process of preparing the financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates. This process involves the estimation of the current tax exposure under the most recent tax laws and assessing temporary differences resulting from differing treatment of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities which are included in the Company’s consolidated balance sheets.

The Company assesses the likelihood that it will be able to recover its deferred tax assets. The Company considers all available evidence, both positive and negative, including its historical levels of income and losses, expectations and risks associated with estimates of future taxable income and ongoing prudent and feasible tax planning strategies in assessing the need for a valuation allowance. If the Company does not consider it more likely than not that it will recover its deferred tax assets, it will record a valuation allowance against the deferred tax assets that it estimates will not ultimately be recoverable. At December 31, 2011 and 2010, the Company believed that the amount of its deferred income taxes would not be ultimately recovered. Accordingly, the Company recorded a full valuation allowance for deferred tax assets. However, should there be a change in the Company’s ability to recover its deferred tax assets, it would recognize a benefit to its tax provision in the period in which it determines that it is more likely than not that it will recover its deferred tax assets.

Net Loss Per Common Share

Basic net loss per common share is computed using the weighted-average number of shares of common stock outstanding less the weighted-average number of shares subject to repurchase. Unvested restricted stock awards subject to repurchase totaled 939,000 shares and 2,448,000 shares for the years ended December 31, 2011 and 2010, respectively. Potentially dilutive securities were not included in the net loss per share calculation for the years ended December 31, 2011 and 2010 because the inclusion of such shares would have had an anti-dilutive effect.

Potentially dilutive securities include the following (in thousands):

	Years Ended December 31,
	2011	2010
Outstanding stock options	6,844	6,355
Unvested restricted stock awards	939	2,448
Outstanding Warrants	3,591	—

Significant Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and short-term investments. Risks associated with these instruments are mitigated by banking with, and only purchasing commercial paper and corporate notes from, creditworthy institutions. The maximum amount of loss due to credit risk associated with these financial instruments is their respective fair values as stated in the accompanying consolidated balance sheets.

Comprehensive Income (Loss)

ASC 220, Comprehensive Income requires that an entity’s change in equity or net assets during a period from transactions and other events from non-owner sources be reported. The Company reports unrealized gains or losses on its available-for-sale securities as other comprehensive income (loss). Total comprehensive income (loss) has been disclosed on the consolidated statement of shareholders’ equity (deficit).

Recently Issued Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder’s equity and instead requires separate statements of comprehensive income. The amendment is effective for the fiscal years, and interim periods within those years, beginning after December 15, 2011. In December 2011, FASB issued ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. ASU 2011-12 defers the changes in ASU 2011-05 that pertain to how, when and where reclassification adjustments are presented. The Company does not expect the adoption of ASU 2011-05 to have material impact on the Company’s consolidated financial position and results of operations.

In April 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-17, Milestone Method of Revenue Recognition a consensus of the FASB Emerging Issues Task Force. This standard provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method for revenue recognition for research and development arrangements. This standard provides guidance on the criteria that should be met to recognize revenue upon achievement of the related milestone event. The ASU is effective for fiscal years (and interim periods within those fiscal years) beginning on or after June 15, 2010. The Company adopted this guidance in the third quarter of 2010. While the Company does not expect the adoption of this standard to have a material impact on the Company’s financial position and results of operations, this standard may impact the Company in the event the Company completes future transactions.

Cash and Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2011
Cash and Cash Equivalents and Short-term Investments [Abstract]
Cash and Cash Equivalents and Short-term Investments

2. Cash and Cash Equivalents and Short-term Investments

A summary of cash and cash equivalents and short-term investments, classified as available-for-sale and carried at fair value is as follows (in thousands):

	Amortized Cost	Gross Unrealized Gain	Gross Unrealized (Loss)	Estimated Fair Value
December 31, 2011
Cash and cash equivalents	$2,148	$—	$—	$2,148

Short-term investments:
Commercial paper	$799	$—	$—	$799
Certificates of deposit	730	—	—	730
U.S. Treasury and agencies	4,986	1	—	4,987

Total	$6,515	$1	$—	$6,516

December 31, 2010
Cash and cash equivalents	$5,295	$—	$—	$5,295

Short-term investments:
U.S. Treasury notes	251	—	—	251

Total	$251	$—	$—	$251

All short-term investments at December 31, 2011 and 2010 mature in less than one year. Unrealized holding gains and losses on securities classified as available-for-sale are recorded in accumulated other comprehensive income.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

3. Fair Value Measurements

The Company follows SFAS 157, Fair Value Measurement (now referred to as ASC 820) which clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and requires certain disclosures about the use of fair value measurements. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value. Level 1 values are based on quoted prices in active markets. Level 2 values are based on significant other observable inputs. Level 3 values are based on significant unobservable inputs. The following table presents the fair value level for the cash and cash equivalents and short-term investments which represents the assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy. The Company does not have any liabilities that are measured at fair value.

Description	Balance December 31, 2011	Level 1	Level 2	Level 3
	(In thousands)
Cash and cash equivalents	$2,148	$1,748	$400	$—
Short-term investments	6,516	—	6,516	—

Total	$8,664	$1,748	$6,916	$—

The Company’s cash and cash equivalents at December 31, 2011 consist of cash, commercial paper and money market funds. Money market funds are valued using quoted market prices. The Company’s short-term investments at December 31, 2011 consist of U.S. Treasury notes, commercial paper and certificates of deposit. The Company uses an independent third party pricing service to value these securities. The pricing service uses observable inputs such as new issue money market rates, adjustment spreads, corporate actions and other factors and applies a series of matrices pricing model. The Company performs a review of prices reported by the pricing service to determine if they are reasonable estimates of fair value. In addition, the Company performs a review of its securities to determine the proper classification in accordance with the fair value hierarchy.

Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment [Abstract]
Property and Equipment

4. Property and Equipment

Property and equipment consist of the following (in thousands):

	December 31,
	2011	2010
Machinery and equipment	$4,402	$4,410
Furniture and fixtures	1,138	1,138
Lab equipment	2,138	2,150
Computer equipment and software	2,635	2,630
Leasehold improvements	1,839	1,839

Property and equipment	12,152	12,167
Less accumulated depreciation and amortization	(11,039)	(10,614)

Property and equipment, net	$1,113	$1,553

Depreciation expense was $445,000 and $606,000 for the years ended December 31, 2011 and 2010, respectively.

Sublease Agreement and Lease Exit Liability:	12 Months Ended
Dec. 31, 2011
Sublease Agreement and Lease Exit Liability: [Abstract]
Sublease Agreement and Lease Exit Liability:

5. Sublease Agreement and Lease Exit Liability:

On July 18, 2007, the Company entered into a sublease agreement with Mendel Biotechnology, Inc. (“Mendel”) to lease approximately 48,000 square feet of the Company’s 72,000 square foot headquarters facility located in Hayward, California. In April 2009, the Company entered into an amendment to its sublease agreement with Mendel to sublease an additional 1,550 square feet. The Company recorded an additional sublease loss on the amendment since the monthly payments the Company expects to receive are less than what the Company will owe the lessor for the subleased space.

During the year ended December 31, 2007, the Company recorded a $2.1 million lease exit liability and related expense for the expected loss on the sublease, in accordance with ASC 420 Exit or Disposal Cost Obligations, because the monthly payments the Company expects to receive under the sublease are less than the amounts that the Company will owe the lessor for the sublease space. The fair value of the lease exit liability was determined using a credit-adjusted risk-free rate to discount the estimated future net cash flows, consisting of the minimum lease payments to the lessor for the sublease space and payments the Company will receive under the sublease. The sublease loss and ongoing accretion expense required to record the lease exit liability at its fair value using the interest method have been recorded as part of restructuring and asset impairment expense in the consolidated statement of operations. The lease exit liability activity for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	Year Ended December 31,
	2011	2010
Balance at beginning of year	$828	$1,091
Accretion expense	39	48
Lease payments	(138)	(311)

Balance at end of the year	$729	$828

The Company classified $120,000 of the $729,000 lease exit liability in current liabilities and the remaining $609,000 in non-current liabilities in the accompanying consolidated balance sheet at December 31, 2011. At December 31, 2010, the Company classified $99,000 of the lease exit liability in current liabilities and $729,000 in non-current liabilities.

Other Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities [Abstract]
Other Liabilities

6. Other Liabilities

At December 31, 2011, other accrued liabilities consisted of accrued expenses for services of $53,000 and payroll withholding liabilities of $33,000. At December 31, 2010, other accrued liabilities consisted of accrued rent of $235,000, accrued expenses for services of $178,000 and payroll withholding liabilities of $37,000. In July 2010, the Company entered into an agreement with the landlord of the Hayward facility to defer a portion of the monthly rent payment over a one year period. The repayment period was over 12 months beginning in September 2011, if not repaid sooner without pre-payment penalty. Deferred amounts accrued interest at 10% per annum. The full amount of the rent deferral was repaid to the landlord in the quarter ended September 30, 2011.

Notes Payable, Accrued Interest and Debt Extinguishment	12 Months Ended
Dec. 31, 2011
Notes Payable, Accrued Interest and Debt Extinguishment [Abstract]
Notes Payable, Accrued Interest and Debt Extinguishment

7. Notes Payable, Accrued Interest and Debt Extinguishment

Royalty Financing

On June 21, 2011, the Company entered into an $8.5 million royalty financing agreement with a syndicate of lenders. The agreement created a debt obligation (the “Term Loan”) that will be repaid through and secured by royalties from net sales of the SUMAVEL DosePro (sumatriptan injection) needle-free delivery system payable to the Company under its Asset Purchase Agreement (“APA”) with Zogenix.

Under the terms of the royalty financing agreement, the Company received a loan of $8.5 million, less fees, transaction and legal expenses (approximately $473,000) and an additional $250,000 set aside for an Interest Reserve Account. The lenders are entitled to receive 100% of all royalties payable to the Company under the APA until the principal and accrued interest of the Term Loan are fully repaid, after which time the benefit of any further royalties made under the APA will accrue to Aradigm. The Term Loan will accrue interest at the rate equal to the greater of a) LIBOR or b) 1.50%, plus a margin of 14.5%. To the extent royalty payments are insufficient to pay accrued and unpaid interest under the financing, the shortfall will be funded from the Interest Reserve Account or, if the account is insufficient to pay all of the interest due, the shortfall will be capitalized and added to the principal balance of the Term Loan. The lenders were granted a security interest in the assets of an Aradigm subsidiary, Aradigm Royalty Financing LLC, which holds Aradigm’s rights to receive royalty payments under the APA. The lenders have no recourse to other assets of Aradigm for repayment of the loan. Amortization of the Term Loan will occur to the extent that royalties payments received for any quarter exceed accrued interest due for that quarter.

The Company has the right to prepay the Term Loan after June 21, 2012, subject to the payment of the principal balance plus a prepayment fee of 8% of the outstanding balance if prepaid in months 13-24 following the transaction closing date of June 21, 2011; 4% if prepaid in months 25-36; and 2% if prepaid in months 37-48. There will be no prepayment fee for prepaying the Term Loan after the forty-eight (48) month anniversary of the closing date. In addition, the Company has the right to make partial prepayments in an amount no less than the greater of (i) 10% of the principal balance of the Term Loan outstanding as of the applicable prepayment date or (ii) $1,000,000. Under no circumstances will the receipt of royalty payments from Zogenix in excess of the accrued interest then due be considered prepayments under the Term Loan.

In accordance with Accounting Standards Topic 470—Debt, the Company capitalized the fees, transaction and legal expenses of approximately $473,000 and recorded this amount in other assets. The capitalized expenses will be amortized to interest expense using the effective interest method over a period of 48 months. The Interest Reserve account was recorded in prepaid and other current assets.

In connection with the transaction, the Company issued to the lenders warrants to purchase a total of 2,840,909 shares of the Company’s common stock at a strike price of $0.22 per share, representing a 20% premium above the average closing price of the Company’s common stock for the ten trading days immediately preceding the closing of the transaction. The warrants expire on December 31, 2016. In accordance with Accounting Standards Topic 815—Derivatives and Hedging, the warrants were accounted for as equity instruments and their fair value was determined to be approximately $390,000. The relative fair value of the warrants is considered a discount against the note and was recorded as a reduction of the note payable. The note discount is being amortized to interest expense using the effective interest method with an annual rate of 18.7% over a period of 48 months.

Novo Nordisk A/S Debt Extinguishment

On September 15, 2010, the Company closed the issuance to Novo Nordisk A/S of 26,000,000 shares of common stock under a stock purchase agreement, dated as of July 30, 2010, by and among Aradigm and Novo Nordisk A/S (the “Novo Nordisk Stock Purchase Agreement”), in consideration for the termination of all of the Company’s obligations under a promissory note and security agreement dated July 3, 2006 in favor of Novo Nordisk A/S. The closing occurred after the Company held a special meeting of shareholders on September 14, 2010 and obtained the requisite shareholder approval on a proposal to amend its amended and restated articles of incorporation to increase the total number of authorized shares of its common stock to cover the 26,000,000 shares issuable under the Novo Nordisk Stock Purchase Agreement. An amended and restated stock purchase agreement, dated as of January 26, 2005, previously entered into by the Company, Novo Nordisk A/S and Novo Nordisk Pharmaceuticals, Inc. in connection with the January 2005 restructuring transaction with Novo Nordisk was also terminated at the closing. The July 3, 2006 promissory note and security agreement had evidenced, among other things, a loan that had been previously made by Novo Nordisk A/S to the Company in the principal amount of $7.5 million, which bore interest accruing at 5% per annum and the principal, along with the accrued interest, had been payable in three equal payments of approximately $3.5 million on July 2, 2012, July 1, 2013 and June 30, 2014.

The Company valued the common stock issued at $4.7 million using the closing price on the day preceding the day of issuance of the shares following the special meeting of shareholders and recorded the difference between the value of the common stock issued and the carrying value of the note and accrued interest as a “Gain from debt extinguishment” of $4.5 million in the consolidated statement of operations. The “Gain from debt extinguishment” on the consolidated statement of operations was reduced by direct legal costs incurred of $91,000. The impact on earnings per share was a net gain of $0.03 as of December 31, 2010.

Leases, Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Leases, Commitments and Contingencies [Abstract]
Leases, Commitments and Contingencies

8. Leases, Commitments and Contingencies

The Company has a lease for a building containing offices, laboratory and manufacturing facilities, which expires in 2016. A portion of this lease obligation was offset by a sublease to Mendel Biotechnology, Inc. (“Mendel”). Future minimum non-cancelable lease payments at December 31, 2011 are as follows (in thousands):

	Operating Leases	Mendel Sub-Lease	Net Operating Lease Payments
Year ending December 31:
2012	$1,704	$(1,015)	$689
2013	1,774	(1,046)	728
2014	1,844	(1,077)	767
2015	1,918	(1,111)	807
2016	1,020	(594)	426

Total minimum lease payments	$8,260	$(4,843)	$3,417

In July 2007, the Company entered into a sublease agreement with Mendel to lease approximately 48,000 square feet of its 72,000 square foot headquarters located in Hayward, California. In April 2009, the Company entered into an amendment to its sublease agreement with Mendel to sublease an additional 1,550 square feet. In January 2012, the Company entered into a second amendment to the sublease agreement with Mendel to sublease an additional 3,300 square feet commencing around April 1, 2012.

The sublease commenced in July 2007 and expires concurrently with the master lease in July 2016. Under the sublease and amendment, Mendel will make monthly base rent payments until the end of the term totaling $4.8 million that will offset a portion of the Company’s existing building lease obligation. Under the terms of the second amendment to the sublease entered into in January 2012 Mendel has waived their right to early termination. Mendel will also pay the Company for its share of all pass through costs such as taxes, operating expenses and utilities based on the percentage of the facility space occupied by them.

The Company’s monthly rent payments fluctuate under the master lease. In accordance with U.S. generally accepted accounting principles, the Company recognizes rent expense on a straight-line basis. The Company records deferred rent for the difference between the amounts paid and recorded as expense. At December 31, 2011 and 2010, the Company had $132,000 and $99,000 of deferred rent, respectively.

For the years ended December 31, 2011 and 2010, building rent expense under operating leases totaled $675,000 and $661,000, respectively.

Indemnification

The Company from time to time enters into contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises, and (ii) agreements with the Company’s officers, directors and employees, under which the Company may be required to indemnify such persons from certain liabilities arising out of such persons’ relationships with the Company. To date, the Company has made no payments related to such indemnifications and no liabilities have been recorded for these obligations on the balance sheets at December 31, 2011 or 2010.

Legal Matters

From time to time, the Company is involved in litigation arising out of the ordinary course of its business. Currently there are no known claims or pending litigation expected to have a material effect on the Company’s overall financial position, results of operations, or liquidity.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

9. Shareholders’ Equity

On July 5, 2011, the Company entered into a definitive agreement for the sale of 25,000,000 shares of common stock to three existing shareholders in a private placement for aggregate gross proceeds of $4.75 million (the “July 2011 Private Placement”). On July 7, 2011 the Company closed the July 2011 Private Placement. After deducting for fees and expenses, the net proceeds from the sale of the shares of common stock were approximately $4.4 million.

On June 21, 2010, the Company closed the June 2010 Private Placement, in which the Company sold 34,702,512 shares of common stock and warrants to purchase an aggregate of 7,527,214 shares of common stock to accredited investors (which included several existing significant investors) under the terms of a securities purchase agreement that was entered into with the investors on June 18, 2010. At the closing of the June 2010 Private Placement, the Company received approximately $4.1 million in aggregate gross proceeds from the sale of the common stock and the warrants. After deducting for fees and expenses, the aggregate net proceeds from the sale of the common stock and the warrants were approximately $3.7 million. After the Company held a special meeting of shareholders on September 14, 2010 and obtained the requisite shareholder approval on a proposal to amend the Company’s amended and restated articles of incorporation to increase the total number of authorized shares of common stock to cover the shares issuable upon exercise of the warrants, the warrants were exercised and the Company received approximately $0.9 million in additional aggregate net proceeds from the exercise of the warrants.

Reserved Shares

At December 31, 2011, the Company had 6,843,508 shares reserved for future issuance upon exercise of options under all stock option plans and 750,133 shares of common stock reserved for future issuance of new option grants. The Company had 1,684,477 shares available for future issuances under the ESPP. Additionally, the Company had 3,590,909 shares reserved for outstanding warrants at December 31, 2011.

Shareholder Rights Plan

In September 2008, the Company adopted an amended and restated shareholder rights plan, which replaced the rights plan originally adopted in August 1998. Pursuant to the rights plan, as amended and restated, the Company distributes rights to purchase shares of Series A Junior Participating Preferred Stock as a dividend at the rate of one right for each share of common stock outstanding. Until the rights are distributed, the rights trade with, and are not separable from, the Company’s common stock and are not exercisable. The rights are designed to guard against partial tender offers and other abusive and coercive tactics that might be used in an attempt to gain control of the Company or to deprive the Company’s shareholders of their interest in the Company’s long-term value. The shareholder rights plan seeks to achieve these goals by encouraging a potential acquirer to negotiate with the Company’s Board of Directors. The rights will expire at the close of business on September 8, 2018.

Stock Option Plans: 1996 Equity Incentive Plan, 2005 Equity Incentive Plan and 1996 Non-Employee Directors’ Plan

The 1996 Equity Incentive Plan (the “1996 Plan”) and the 2005 Equity Incentive Plan (the “2005 Plan”), which amended, restated and retitled the 1996 Plan, were adopted to provide a means by which officers, non-employee directors, scientific advisory board members and employees of and consultants to the Company and its affiliates could be given an opportunity to acquire an equity interest in the Company. All officers, non-employee directors, scientific advisory board members and employees of and consultants to the Company are eligible to participate in the 2005 Plan.

In April 1996, the Company’s Board of Directors adopted and the Company’s shareholders approved the 1996 Plan, which amended and restated an earlier stock option plan. The 1996 Plan reserved 960,000 shares for future grants. During May 2001, the Company’s shareholders approved an amendment to the Plan to include an evergreen provision. In 2003, the 1996 Plan was amended to increase the maximum number of shares available for issuance under the evergreen feature of the 1996 Plan by 400,000 shares to 2,000,000 shares. The evergreen provision automatically increased the number of shares reserved under the 1996 Plan, subject to certain limitations, by 6% of the issued and outstanding shares of common stock of the Company or such lesser number of shares as determined by the Board of Directors on the date of the annual meeting of shareholders of each fiscal year beginning in 2001 and ending 2005. As of December 31, 2011, the Company had 222,208 options outstanding and no shares were available for future grants under the 1996 Plan.

In March 2005, the Company’s Board of Directors adopted and in May 2005 the Company’s shareholders approved the 2005 Plan, which amended, restated and retitled the 1996 Plan. All outstanding awards granted under the 1996 Plan remain subject to the terms of the 1996 Plan. All stock awards granted on or after the adoption date are subject to the terms of the 2005 Plan. No shares were added to the share reserve under the 2005 Plan other than the shares available for future issuance under the 1996 Plan. Pursuant to the 2005 Plan, the Company had 2,918,638 shares of common stock authorized for issuance. Options (net of canceled or expired options) covering an aggregate of 1,999,252 shares of the Company’s common stock had been granted under the 1996 Plan, and 919,386 shares became available for future grant under the 2005 Plan. In March 2006, the Company’s Board of Directors amended, and in May 2006 the Company’s shareholders approved, the amendment to the 2005 Plan, increasing the shares of common stock authorized for issuance by 2,000,000. In April 2007, the Company’s Board of Directors amended, and in June 2007, the Company’s shareholders approved the amendment to the 2005 Plan, increasing the shares of common stock authorized for issuance by 1,600,000 shares. In March 2008, the Company’s Board of Directors amended, and in May 2008 the Company shareholder’s approved, the amendment to the 2005 Plan, increasing the shares of common stock authorized by 2,700,000. In March 2010, the Company’s Board of Directors amended, and in May 2010 the Company shareholder’s approved the amendment to the 2005 Plan, increasing the shares of common stock authorized by 4,000,000. Shares available for future grants totaled 750,133 as of December 31, 2011 for the 2005 Plan.

Options granted under the 2005 Plan expire no later than 10 years from the date of grant. Options granted under the 2005 Plan may be either incentive or non-statutory stock options. For incentive and non-statutory stock option grants, the option price shall be at least 100% and 85%, respectively, of the fair value on the date of grant, as determined by the Company’s Board of Directors. If at any time the Company grants an option, and the optionee directly or by attribution owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the option price shall be at least 110% of the fair value and shall not be exercisable more than five years after the date of grant.

Options granted under the 2005 Plan may be immediately exercisable if permitted in the specific grant approved by the Board of Directors and, if exercised early may be subject to repurchase provisions. The shares acquired generally vest over a period of four years from the date of grant. The 2005 Plan also provides for a transition from employee to consultant status without termination of the vesting period as a result of such transition. Under the 2005 Plan, employees may exercise options in exchange for a note payable to the Company, if permitted under the applicable grant. As of December 31, 2011 and 2010, there were no outstanding notes receivable from shareholders. Any unvested stock issued is subject to repurchase agreements whereby the Company has the option to repurchase unvested shares upon termination of employment at the original issue price. The common stock subject to repurchase has voting rights, but cannot be resold prior to vesting. No grants with early exercise provisions have been made under the 2005 Plan and no shares have been repurchased. The Company granted options to purchase 743,000 shares and 1,990,000 shares during the years ended December 31, 2011 and 2010, respectively, under the 2005 Plan, which included option grants to the Company’s non-employee directors in the amount of 400,000 shares and 450,000 shares during 2011 and 2010, respectively. The 2005 Plan had 6,621,300 option shares outstanding as of December 31, 2011.

The 1996 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”) had 45,000 shares of common stock authorized for issuance. Options granted under the Directors’ Plan expire no later than 10 years from date of grant. The option price shall be at 100% of the fair value on the date of grant as determined by the Board of Directors. The options generally vest quarterly over a period of one year. During 2000, the Board of Directors approved the termination of the Directors’ Plan. No more options can be granted under the plan after its termination. The termination of the Directors’ Plan had no effect on the options already outstanding. As of December 31, 2011, there were no outstanding options in this plan and there were no additional shares available for grant.

The following is a summary of activity under the 1996 Plan, the 2005 Plan and the Directors’ Plan as of December 31, 2011:

		Options Outstanding
	Shares Available for Grant of Option or Award	Number of Shares	Price per Share			Weighted Average Exercise Price
Balance at December 31, 2009	763,185	5,088,443	$0.15	–	$120.63	$2.49
Shares authorized	4,000,000	—	—	–	—	—
Options granted	(1,990,000)	1,990,000	$0.12	–	$0.18	$0.17
Options exercised	—	—	$—	–	$—	$—
Restricted stock awards granted	(1,824,523)	—	—	–	—	—
Restricted stock units granted	(333,333)	—	—	–	—	—
Options cancelled	723,685	(723,685)	$0.25	–	$120.63	$6.43
Restricted share awards cancelled	630,000	—	—	–	—	—
Plan shares cancelled and not reauthorized	(9,736)	—	$107.81	–	$120.63	$113.26

Balance at December 31, 2010	1,959,278	6,354,758	$0.12	–	$64.69	$1.32
Options granted	(743,000)	743,000	$0.17	–	$0.19	$0.18
Options exercised	—	—	—	–	—	—
Restricted stock awards granted	(1,091,448)	—	—	–	—	—
Restricted stock units granted	(78,947)	—	—	–	—	—
Options cancelled	254,250	(254,250)	$0.25	–	$64.69	$5.19
Restricted share awards cancelled	450,000	—	$—	–	$—	$—

Balance at December 31, 2011	750,133	6,843,508	$0.12	–	$24.10	$1.05

The following table summarizes information about stock options outstanding and exercisable as of December 31, 2011:

	Options Outstanding			Options Exercisable
Exercise Price Range	Number Of Shares	Weighted Average Remaining Contractual Life (In Years)	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price
$0.12 – $0.13	400,000	8.37	$0.12	400,000	$0.12
$0.14 – $0.17	899,000	8.09	0.16	658,375	0.16
$0.18 – $0.19	2,044,000	8.87	0.18	1,245,666	0.18
$0.20 – $0.25	821,500	7.05	0.25	586,654	0.25
$0.26 – $1.23	444,300	6.14	0.73	402,112	0.77
$1.24 – $1.60	933,500	5.75	1.52	933,500	1.52
$1.61 – $4.75	1,089,600	4.48	1.98	1,089,600	1.98
$4.76 – $9.45	118,300	2.64	6.05	118,300	6.05
$9.46 – $17.15	37,000	1.56	13.57	37,000	13.57
$17.16 – $24.10	56,308	0.16	22.96	56,308	22.96

	6,843,508	7.00	$1.05	5,527,515	$1.25

Aggregate intrinsic value is the sum of the amounts by which the quoted market price of the Company’s stock exceeded the exercise price of the stock options at December 31, 2011 and 2010 for those stock options for which the quoted market price was in excess of the exercise price (“in-the-money options”). As of December 31, 2011 and 2010, the aggregate intrinsic value of options outstanding was zero and $26,000, respectively. As of December 31, 2011, options to purchase 5,527,515 shares of common stock were exercisable and had an aggregate intrinsic value of zero. No stock options were exercised in 2011 or 2010.

A summary of the activity of the Company’s unvested restricted stock and performance bonus stock award activities for the years ending December 31, 2011 and 2010 is presented below. The ending balances represent the maximum number of shares that could be earned or vested under the 2005 Plan:

	Number of Shares	Weighted Average Grant Date Fair Value
Balance at December 31, 2009	2,668,006	$0.41
Restricted stock awards granted	1,824,523	0.16
Restricted share awards vested	(1,414,256)	0.19
Restricted share awards cancelled	(630,000)	0.13

Balance at December 31, 2010	2,448,273	0.44
Restricted stock awards granted	1,091,448	0.18
Restricted share awards vested	(2,150,745)	0.17
Restricted share awards cancelled	(450,000)	1.60

Balance at December 31, 2011	938,976	0.19

For restricted stock awards, the Company recognizes compensation expense over the vesting period for the fair value of the stock award on the measurement date. The total fair value of restricted stock awards that did vest during the years ended December 31, 2011 and 2010 was $373,000 and $169,000, respectively. The Company retained purchase rights to 939,000 and 2,448,000 shares of unvested restricted stock awards issued pursuant to stock purchase agreements at no cost per share as of December 31, 2011 and 2010, respectively. Total employee stock-based compensation expense for restricted stock awards was $103,000 and $405,000 for the years ended December 31, 2011 and 2010, respectively.

During the year ended December 31, 2011, the Company issued 78,947 shares of restricted stock units with no exercise price to non-employee members of its Board of Directors. The units will vest on the earlier of either a change in control of the Company or upon the grantee’s termination of service as a Board member. In 2011, the non-employee members of the Board of Directors elected to forego all or a portion of their cash compensation in exchange for the aforementioned restricted stock unit grants and restricted stock awards.

Employee Stock Purchase Plan

Employees generally are eligible to participate in the Employee Stock Purchase Plan (“ESPP”) if they have been continuously employed by the Company for at least 10 days prior to the first day of the offering period and are customarily employed at least 20 hours per week and at least five months per calendar year and are not a 5% or greater shareholder. Shares may be purchased under the ESPP at 85% of the lesser of the fair market value of the common stock on the grant date or purchase date. Employee contributions, through payroll deductions, are limited to the lesser of 15% of earnings or $25,000.

As of December 31, 2011, a total of 2,865,523 shares had been issued under the ESPP. In April 2008, the Company’s Board of Directors amended, and in May 2008 the Company’s shareholder approved, the amendment to the ESPP increasing the shares of common stock authorized by 1,000,000. In April 2009, the Company’s Board of Directors amended, and in May 2009 the Company’s shareholders approved, the amendment to the ESPP increasing the number of shares of common stock authorized by 2,500,000. As of December 31, 2011, there was a balance of 1,684,477 available authorized shares. Compensation expense was $98,000 and $63,000 for the years ended December 31, 2011 and 2010, respectively. The fair value of employee stock purchase rights under the ESPP is determined using the Black-Scholes option pricing model and the following weighted average assumptions:

	Years Ended December 31,
	2011	2010
Employee Stock Purchase Plan
Dividend yield	0.0%	0.0%
Volatility factor	105.3%	136.0%
Risk-free interest rate	1.0%	1.0%
Expected life (years)	2.00	2.00
Weighted-average fair value of purchase rights granted during the period	$0.12	$0.12

Stock-Based Compensation Expense

The Company follows the fair value recognition provisions of SFAS No. 123(R), Share-based Payment, (now referred to as ASC 718). Stock-based compensation expense is based on the fair value of that portion of stock options and restricted stock awards that are ultimately expected to vest during the period. Stock-based compensation expense recognized in the consolidated statement of operations includes compensation expense for stock-based awards based on the grant date fair value estimated in accordance with SFAS 123(R) over the requisite service period.

The following table shows stock-based compensation expense included in the consolidated statement of operations for the years ended December 31, 2011 and 2010, respectively (in thousands, except per share amounts):

	2011	2010
Costs and Expenses
Research and development	$160	$218
General and administrative	373	641

Total stock-based employee compensation expense	$533	$859

Impact on basic and diluted net loss per common share	$(0.00)	$(0.01)

There was no capitalized stock-based compensation cost as of December 31, 2011. Since the Company has cumulative net losses through December 31, 2011, there was no tax benefit associated with stock-based compensation expense.

The total amount of unrecognized compensation cost related to non-vested stock options and stock purchases net of forfeitures was $152,000 as of December 31, 2011. This amount will be recognized over a weighted average period of 1.02 years. As of December 31, 2011, $105,000 of total unrecognized compensation costs, net of forfeitures, related to non-vested awards is expected to be recognized over a weighted average period of 0.65 years.

Valuation Assumptions

The fair value of options was estimated at the date of grant using the Black-Scholes option pricing model. Expected volatility is based on the historical volatility of the Company’s common stock for similar terms. The expected term was estimated using a lattice model prior to 2010, and the simplified method was used starting in 2010 as permitted under SAB No. 110, since the Company’s recent exercise and forfeiture history was not representative of the expected term of options granted during the year. The expected term represents the estimated period of time that stock options are expected to be outstanding, which is less than the contractual term which is generally ten years. The risk-free interest rate is based on the U.S. Treasury yield. The expected dividend yield is zero, as the Company does not anticipate paying dividends in the near future. The weighted average assumptions for employee and non-employee options are as follows:

	Years Ended December 31
	2011	2010
Dividend yield	0.0%	0.0%
Volatility factor	124.5%	98.7%
Risk-free interest rate	1.7%	1.7%
Expected term (years)	5.5	5.5
Weighted-average fair value of options granted during the periods	$0.15	$0.13

Stock-Based Compensation for Non-Employees

The Company accounts for options issued to non-employees under ASC 505-50, Equity—Equity Based Payments to Non-Employees, using the Black-Scholes option-pricing model. The value of such non-employee options are periodically re-measured over their vesting terms.

Royalty Agreement	12 Months Ended
Dec. 31, 2011
Royalty Agreement [Abstract]
Royalty Agreement

10. Royalty Agreement

Zogenix

In August 2006, the Company sold all of its assets related to the Intraject needle-free injector technology platform and products, including 12 United States patents along with foreign counterparts, to Zogenix, Inc. Zogenix is responsible for further development and commercialization efforts of Intraject (now rebranded under the name DosePro). Under the terms of the asset sale agreement, the Company received a $4.0 million initial payment from Zogenix and was entitled to a $4.0 million milestone payment upon initial U.S. commercialization, as well as royalty payments upon commercialization of DosePro products. In December 2007, Zogenix submitted a New Drug Application (“NDA”) with the U.S. Food and Drug Administration (“FDA”) for the migraine drug sumatriptan using the needle-free injector DosePro (“SUMAVEL DosePro”). On July 16, 2009, Zogenix announced that it had received approval from the FDA for its NDA for SUMAVEL DosePro needle-free delivery system.

The Company received from Zogenix recurring quarterly royalty payments of $0.8 million for the year ended December 31, 2011. The Company received from Zogenix a milestone payment of $4.0 million in the three months ended March 31, 2010 and received recurring royalty payments totaling $0.4 million during the last half of the year ended December 31, 2010.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans

11. Employee Benefit Plans

The Company provides a 401(k) Plan for all full-time employees. Employees can contribute on a pretax basis up to the 2011 statutory limit of $16,500 (plus an additional $5,500 for employees that are 50 years and older). The Company matches employees’ contributions on 50% of the first 6% of an employee’s contribution. The Company’s employer matching contribution expense was $30,000 and $35,000 in 2011 and 2010, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

12. Income Taxes

In 2011 and 2010, the Company recorded an income tax benefit of zero. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for tax purposes as well as net operating loss and tax credit carryforwards.

Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2011	2010
Net operating loss carryforwards	$11,280	$9,114
Research and development credits	6,472	6,461
Federal orphan drug credits	5,666	3,801
Debt extinguishment	—	(1,149)
Other	1,497	1,922

Total deferred tax assets	24,915	20,149
Valuation allowance	(24,915)	(20,149)

Net deferred tax assets	$—	$—

The Company considers all available evidence, both positive and negative, including historical levels of taxable income, expectations and risks associated with estimates of future taxable income, and ongoing prudent and feasible tax planning strategies in assessing the need for a valuation allowance. At December 31, 2011 and 2010, based on the Company’s analysis of all available evidence, both positive and negative, it was considered more likely than not that the Company’s deferred tax assets would not be realized, and as a result, the Company recorded a valuation allowance for its deferred tax assets. The valuation allowance increased by $4.8 million during the year ended December 31, 2011 and increased by $0.6 million during the year ended December 31, 2010. In accordance with ASC 718 Compensation-Stock Compensation, the Company has excluded from deferred tax assets those tax benefits attributable to employee stock option exercises.

The difference between the income tax benefit and the amount computed by applying the federal statutory income tax rate to loss before income taxes is as follows (in thousands):

	Year Ended December 31,
	2011	2010
Income tax benefit at federal statutory rate	$(3,259)	$(1,882)
Expired net operating losses	—	65
State taxes (net of federal)	(617)	(116)
Credits	(1,081)	(2,621)
Other	191	85
Reduction in deferred tax assets due to Section 382 limitations	—	3,849

Change in valuation allowance	4,766	620

Total	$—	$—

As of December 31, 2011, the Company had federal net operating loss carryforwards of approximately $27.4 million and federal orphan drug credit carryforwards of approximately $5.7 million, which expire in the years 2012 through 2031. The Company also had California net operating loss carryforwards of approximately $29.6 million, which expire in the years 2012 through 2031, and California research and development tax credit carryforwards of approximately $9.9 million, which do not expire. None of the federal and state net operating loss carryforwards represent stock option deductions arising from activity under the Company’s stock option plan.

The Company’s federal and state net operating loss (NOL’s) and tax credit carryforwards are subject to substantial annual limitations as a result of certain ownership changes that occurred in 2010 and prior years. Federal net operating loss (NOL) carryforwards totaling $27.4 million will be available from 2012 to 2031, subject to the annual limitations. Federal tax credit carryforwards totaling $5.7 million will be available from 2028 to 2031, subject to the annual limitations. State operating loss carryforwards totaling $29.6 million will be available from 2012 to 2031, subject to annual limitations. State tax credit carryforwards totaling $9.9 million will be available commencing in 2032. The Company’s use of its net operating loss and credit carryforwards may be subject to further annual limitations for ownership changes occurring after December 31, 2011. The annual limitations or any future limitations could result in the expiration of the net operating loss and credit carryforwards before utilization.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is subject to U.S. federal and state income tax examinations by tax authorities for tax years after 1996 due to net operating losses that are being carried forward for tax purposes.

The Company does not have any unrecognized tax benefits, or interest and penalties accrued on unrecognized tax benefits, at December 31, 2011, or during the two years then ended. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

Quarterly Results of Operations	12 Months Ended
Dec. 31, 2011
Quarterly Results of Operations [Abstract]
Quarterly Results of Operations (unaudited)

13. Quarterly Results of Operations (unaudited)

Following is a summary of the quarterly results of operations for the years ended December 31, 2011 and 2010 (in thousands, except per share amounts):

	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Total revenue	$182	$184	$242	$183

Operating expenses:
Research and development	1,480	1,584	1,292	651
General and administrative	1,135	1,440	1,020	679
Restructuring and asset impairment	10	10	10	9

Total expenses	2,625	3,034	2,322	1,339

Loss from operations	(2,443)	(2,850)	(2,080)	(1,156)
Interest expense, net	(5)	(45)	(369)	(365)
Other income (expense), including extinguishment of debt	1	1	—	2

Loss before income taxes	(2,447)	(2,894)	(2,449)	(1,519)
Income tax benefit (provision)	—	—	—	—

Net loss	$(2,447)	$(2,894)	$(2,449)	$(1,519)

Basic and diluted net loss per common share	$(0.01)	$(0.02)	$(0.01)	$(0.01)

Shares used in computing basic and diluted net loss per common share	170,135	170,731	194,549	197,833

	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Total revenues	$4,000	$—	$239	$144

Operating expenses:
Research and development	2,837	2,736	2,403	2,234
General and administrative	1,253	1,382	895	955
Restructuring and asset impairment	13	13	11	11

Total expenses	4,103	4,131	3,309	3,200

Loss from operations	(103)	(4,131)	(3,070)	(3,056)
Interest expense, net	(99)	(105)	(92)	(2)
Other income (expense) including extinguishment of debt	(2)	108	4,477	696

Loss before income taxes	(204)	(4,128)	1,315	(2,362)
Income tax benefit	—	—	—	—

Net income (loss)	$(204)	$(4,128)	$1,315	$(2,362)

Basic and diluted net income (loss) per common share	$(0.00)	$(0.04)	$0.01	$(0.01)

Shares used in computing basic net income (loss) per common share	99,872	104,891	139,167	169,824

Shares used in computing diluted net income (loss) per common share	99,872	104,891	140,177	169,824

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

The Company has evaluated subsequent events that have occurred after December 31, 2011 and determined that there were no events or transactions occurring during this reporting period which require recognition or disclosure in the financial statements.